Exhibit 10.1

TWELFTH AMENDMENT TO SECOND AMENDED AND RESTATED

FIRST LIEN CREDIT AGREEMENT

This TWELFTH AMENDMENT TO SECOND AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT (“Amendment”), dated effective as of November 30, 2015 (the “Effective Date”), is by and among Energy XXI Gulf Coast, Inc., a Delaware corporation (the “Borrower”), EPL Oil & Gas, Inc., a Delaware corporation (“EPL”), the lenders party to the First Lien Credit Agreement described below (the “Lenders”), and Wells Fargo Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties in the capacities herein identified.

RECITALS

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other Persons are parties to the Second Amended and Restated First Lien Credit Agreement, dated as of May 5, 2011, as amended by the First Amendment to Second Amended and Restated First Lien Credit Agreement dated as of October 4, 2011, by the Second Amendment to Second Amended and Restated First Lien Credit Agreement dated as of May 24, 2012, by the Third Amendment to Second Amended and Restated First Lien Credit Agreement dated as of October 19, 2012, by the Fourth Amendment to Second Amended and Restated First Lien Credit Agreement dated as of April 9, 2013, by the Fifth Amendment to Second Amended and Restated First Lien Credit Agreement dated as of May 1, 2013, by the Sixth Amendment to Second Amended and Restated First Lien Credit Agreement dated as of September 27, 2013, by the Seventh Amendment to Second Amended and Restated First Lien Credit Agreement dated as of April 7, 2014, by the Eighth Amendment to the Second Amended and Restated First Lien Credit Agreement dated as of May 23, 2014, by the Ninth Amendment to Second Amended and Restated First Lien Credit Agreement dated as of September 5, 2014, by the Tenth Amendment to Second Amended and Restated First Lien Credit Agreement dated as of March 3, 2015 and by the Eleventh Amendment and Waiver to Second Amended and Restated First Lien Credit Agreement dated as of July 31, 2015 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “First Lien Credit Agreement”);

WHEREAS, the Borrower requests that the Lenders amend the First Lien Credit Agreement in certain respects;

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1.            Definitions. Capitalized terms used herein (including in the Recitals hereto) but not defined herein shall have the meanings as given them in the First Lien Credit Agreement, unless the context otherwise requires.

Section 2.          Amendments to First Lien Credit Agreement. Effective on the Effective Date, the Administrative Agent and the Required Lenders hereby amend the First Lien Credit Agreement as follows:

(a)          Section 1.1 of the First Lien Credit Agreement is hereby amended by adding the following definition in appropriate alphabetical order:

““EPL 8.25% Notes” means the 2011 EPL Notes and the 2012 EPL Notes.”

(b)          The definition of “Disqualifying Condition Termination” in Section 1.1 of the First Lien Credit Agreement is hereby amended and restated in its entirety to the following:

““Disqualifying Condition Termination” means that either (a) the EPL 8.25% Notes have been paid, defeased or satisfied and discharged in full or (b) the 2012 EPL Notes Indenture shall have been duly supplemented or amended to eliminate or modify the covenant restrictions in such indenture or the EPL 8.25% Notes in order to eliminate any restriction on the ability of the EPL Obligors to provide guarantees of all of the Borrower’s and the Subsidiary Guarantors’ outstanding Indebtedness and the granting of Liens on assets of the EPL Obligors to secure such guarantees.”

(c)          Section 7.2.4(d)(i) of the First Lien Credit Agreement is hereby amended by replacing the date “March 31, 2015” with the date “March 31, 2017”.

(d)          Section 7.2.4(d)(ii) of the First Lien Credit Agreement is hereby amended by replacing the date “March 31, 2015” with the date “March 31, 2017”.

(e)          Section 7.2.4(d)(iii) of the First Lien Credit Agreement is hereby amended and restated in its entirety to the following:

“(iii)      As of the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending September 30, 2015, the Borrower will not permit the Secured Debt Leverage Ratio of the Borrower and its Subsidiaries to be greater than the following:

Fiscal Quarters Ending	Secured Debt Leverage Ratio

September 30, 2015 through December 31, 2015	3.75 to 1.00

March 31, 2016	4.75 to 1.00

June 30, 2016 through March 31, 2017	5.25 to 1.00

June 30, 2017 and thereafter	5.00 to 1.00

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(f)          Section 7.2.4(d)(iv) of the First Lien Credit Agreement is hereby amended and restated in its entirety to the following:

“(iv)     (reserved).”

(g)          Section 7.2.6 of the First Lien Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause “(d)”, (ii) deleting the “.” at the end of clause “(e)” and replacing it with “; and” and (iii) adding the following Section 7.2.6(f) to the end of such Section 7.2.6:

“(f)       Restricted Payments in the form of a dividend to Energy XXI, Inc. of that certain $65,000,000 Promissory Note dated December 16, 2011 made by Energy XXI, Inc. in favor of the Borrower plus all accrued and unpaid interest thereon.”

(h)          Exhibit E of the First Lien Credit Agreement is amended and restated in its entirety to be in the form of Exhibit E to this Amendment.

Section 3.           Reaffirmation of Borrowing Base. For the period from and including the Effective Date to but excluding the next scheduled redetermination date pursuant to the terms of the First Lien Credit Agreement, the amount of the Borrowing Base shall be equal to $350,000,000. For the avoidance of doubt, such amount of the Borrowing Base is the Borrowing Base for the October 1, 2015 annual scheduled determination of the Borrowing Base pursuant to Section 2.8.2 of the First Lien Credit Agreement. Notwithstanding the foregoing, the Borrowing Base is subject to further adjustments from time to time prior to the next scheduled redetermination date pursuant to the terms of the First Lien Credit Agreement.

Section 4.            Reaffirmation of EPL Borrowing Base. For the period from and including the Effective Date to but excluding the next scheduled redetermination date pursuant to the terms of the First Lien Credit Agreement, the amount of the EPL Borrowing Base shall be equal to $150,000,000. For the avoidance of doubt, such amount of the EPL Borrowing Base is the EPL Borrowing Base for the October 1, 2015 annual scheduled determination of the EPL Borrowing Base pursuant to Section 2.8.10 of the First Lien Credit Agreement. Notwithstanding the foregoing, the EPL Borrowing Base is subject to further adjustments from time to time prior to the next scheduled redetermination date pursuant to the terms of the First Lien Credit Agreement.

Section 5.           Conditions to Effectiveness. This Amendment shall be deemed effective (subject to the conditions herein contained) as of the Effective Date when the Administrative Agent has received counterparts hereof duly executed by the Borrower, EPL, the Administrative Agent and the Required Lenders and upon the prior or concurrent satisfaction of each of the following conditions:

(a)          the Administrative Agent shall have received for its own account, or for the account of each Lender, as the case may be, (i) all fees, costs and expenses due and payable pursuant to Section 3.3 of the First Lien Credit Agreement, if any, and (ii) if then invoiced, any amounts payable pursuant to Section 10.3 of the First Lien Credit Agreement;

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(b)          each Lender that is a signatory hereto shall have received a fee from the Borrower equal to 10bps on such Lender’s Percentage of $500,000,000;

(c)          the representations and warranties in Section 6 below are true and correct;

(d)          EPL shall have deposited, or caused to be deposited, no less than $9,000,000 in Account No. 0114821206 at Regions Bank and shall maintain a balance of no less than $30,000,000 in such account at all times prior to the Termination Date; and

(e)          after giving effect to this Amendment, no Default, Event of Default, Borrowing Base Deficiency or EPL Borrowing Base Deficiency shall have occurred and be continuing.

Section 6.           Representations and Warranties. The Borrower and EPL each hereby represents and warrants that after giving effect hereto:

(a)          the representations and warranties of the Obligors contained in the Loan Documents are true and correct in all material respects (except for representations and warranties which are qualified by a materiality qualifier, which shall be true and correct in all respects), other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects (except for representations and warranties which are qualified by a materiality qualifier, which shall be true and correct in all respects) as of such earlier date;

(b)          the execution, delivery and performance by the Borrower, EPL and each other Obligor of this Amendment and the other Loan Documents have been duly authorized by all necessary corporate or other action required on their part and this Amendment, along with the First Lien Credit Agreement and the other Loan Documents, constitutes the legal, valid and binding obligation of each Obligor a party thereto enforceable against them in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c)          neither the execution, delivery and performance of this Amendment by the Borrower and EPL, the performance by them of the First Lien Credit Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Obligor’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Obligor or any of its Subsidiaries is a party or by which any Obligor or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Administrative Agent on or before the date hereof;

(d)          no Material Adverse Effect has occurred since December 31, 2014; and

(e)          no Default, Event of Default, Borrowing Base Deficiency or EPL Borrowing Base Deficiency has occurred and is continuing.

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Section 7.            Loan Document; Ratification.

(a)          This Amendment is a Loan Document.

(b)          The Borrower, EPL and each other Obligor hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the First Lien Credit Agreement and each of the other Loan Documents including without limitation all Mortgages, Security Agreements, Guaranties, Control Agreements and other Security Documents, to which it is a party.

Section 8.           Costs and Expenses. As provided in Section 10.3 of the First Lien Credit Agreement, the Borrower and EPL agree to reimburse Administrative Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation, in connection with this Amendment and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Administrative Agent in connection with this Amendment.

Section 9.           GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

Section 10.          Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 11.         Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Section 12.         No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower, EPL or any other Obligor or any right, power or remedy of the Administrative Agent or the other Secured Parties under any of the Loan Documents, nor constitute a waiver of (or consent to departure from) any terms, provisions, covenants, warranties or agreements of any of the Loan Documents. The parties hereto reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults with respect to the First Lien Credit Agreement or any other provision of any Loan Document.

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Section 13.          Release. Borrower and EPL, for itself and on behalf of its Subsidiaries and Affiliates and its and their predecessors, successors and assigns, each do hereby forever release, discharge and acquit the Administrative Agent, each Issuer, each Lender and each other Secured Party and each of their successors, assignees, participants, officers, directors, members, affiliates, advisors, internal and external attorneys, agents and employees (the “Releasees”), from any and all duties, liabilities, obligations, claims (including claims of usury), demands, accounts, suits, controversies and actions that they at any time had or have or that its successors and assigns hereafter may have, whether known or unknown, against any Releasee (collectively, the “Released Claims”) that arise under, or in connection with, or that otherwise relate, directly or indirectly, to the First Lien Credit Agreement, any Loan Document or any related document, or to any acts or omissions of any such Releasee in connection with any of the foregoing. As to each and every claim released hereunder, Borrower and EPL each hereby represent that they have received the advice of legal counsel with regard to the releases contained herein and are freely and voluntarily entering into this Amendment. Borrower and EPL each, for itself and on behalf of its Subsidiaries and Affiliates and its and their predecessors, successors and assigns, do hereby forever covenant not to assert (and not to assist or enable any other Person to assert) any Released Claim against any Releasee.

Section 14.         Successors and Assigns. This Amendment shall be binding upon the Borrower, EPL and their respective successors and permitted assigns and shall inure, together with all rights and remedies of each Secured Party hereunder, to the benefit of each Secured Party and the respective successors, transferees and assigns.

Section 15.         Entire Agreement. THIS AMENDMENT, THE FIRST LIEN CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Signature Pages Follow)

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

ENERGY XXI GULF COAST, INC.

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

Signature – Page 1	-Twelfth Amendment-

EPL OIL & GAS, INC.

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

Signature – Page 2	-Twelfth Amendment-

Wells Fargo Bank, N.A., as the
Administrative Agent, an Issuer and a Lender

By:	/s/ Dalton Harris
Name: Dalton Harris
Title: Vice President

Signature – Page 3	-Twelfth Amendment-

AMEGY BANK NATIONAL ASSOCIATION,
as Lender

By:	/s/ G. Scott Collins
Name: G. Scott Collins
Title: Senior Vice President

Signature – Page 4	-Twelfth Amendment-

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Alan Dawson
Name: Alan Dawson
Title: Director

SCOTIABANC INC., as Lender

By:	/s/ J.F. Todd
Name: J.F. Todd
Title: Managing Director

Signature – Page 5	-Twelfth Amendment-

TORONTO DOMINION (TEXAS) LLC, as
Lender

By:	/s/ Rayan Karim
Name: Rayan Karim
Title: Authorized Signatory

Signature – Page 6	-Twelfth Amendment-

CAPITAL ONE, NATIONAL ASSOCIATION,
as Lender

By:	/s/ Robert James
Name: Robert James
Title: Director

Signature – Page 7	-Twelfth Amendment-

NATIXIS, New York Branch, as Lender

By:	/s/ Stuart Murray
Name: Stuart Murray
Title: Managing Director

By:	/s/ Mary Lou Allen
Name: Mary Lou Allen
Title: Director

Signature – Page 8	-Twelfth Amendment-

BARCLAYS BANK PLC, as Lender

By:	/s/ May Huang
Name: May Huang
Title: Assistant Vice President

Signature – Page 9	-Twelfth Amendment-

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as Lender

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By:	/s/ Stefan Dickenmann
Name: Stefan Dickenmann
Title: Authorized Signatory

Signature – Page 10	-Twelfth Amendment-

ING CAPITAL LLC, as Lender

By:	/s/ Juli Bieser
Name: Juli Bieser
Title: Managing Director

By:	/s/ Josh Strong
Name: Josh Strong
Title: Director

Signature – Page 11	-Twelfth Amendment-

REGIONS BANK, as Lender and as Swing Line
Lender

By:	/s/ J. Richard Baker
Name: J. Richard Baker
Title: Senior Vice President

Signature – Page 12	-Twelfth Amendment-

CITIBANK, N.A., as Lender

By:	/s/ Cliff Vaz
Name: Cliff Vaz
Title: Vice President

Signature – Page 13	-Twelfth Amendment-

UBS AG, STAMFORD BRANCH, as Issuer
and Lender

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

Signature – Page 14	-Twelfth Amendment-

DEUTSCHE BANK AG NEW YORK
BRANCH, as Lender

By:	/s/ Benjamin Souh
Name: Benjamin Souh
Title: Vice President

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

Signature – Page 15	-Twelfth Amendment-

COMMONWEALTH BANK OF
AUSTRALIA, as Lender

By:	/s/ Sanjay Remond
Name: Sanjay Remond
Title: Director

Signature – Page 16	-Twelfth Amendment-

COMERICA BANK, as Lender

By:	/s/ Jeffery Treadway
Name: Jeffery Treadway
Title: Senior Vice President

Signature – Page 17	-Twelfth Amendment-

FIFTH THIRD BANK, as Lender

By:
Name:
Title:

Signature – Page 18	-Twelfth Amendment-

ABN AMRO CAPITAL USA LLC, as Lender

By:	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By:	/s/ David Montgomery
Name: David Montgomery
Title: Executive Director

Signature – Page 19	-Twelfth Amendment-

SUMITOMO MITSUI BANKING
CORPORATION, as Lender

By:	/s/ Ryo Suzuki
Name: Ryo Suzuki
Title: General Manager

Signature – Page 20	-Twelfth Amendment-

KEYBANK NATIONAL ASSOCIATION, as
Lender

By:	/s/ John Dravenstott
Name: John Dravenstott
Title: Vice President

Signature – Page 21	-Twelfth Amendment-

SANTANDER BANK, N.A., as Lender

By:	/s/ Aidan Lanigan
Name: Aidan Lanigan
Title: Senior Vice President

By:	/s/ Puiki Lok
Name: Puiki Lok
Title: Vice President

Signature – Page 22	-Twelfth Amendment-

WHITNEY BANK, as Lender

By:	/s/ Liana Tchernysheva
Name: Liana Tchernysheva
Title: Senior Vice President

Signature – Page 23	-Twelfth Amendment-

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH, as Lender

By:	/s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

By:	/s/ William M. Reid
Name: William M. Reid
Title: Authorized Signatory

Signature – Page 24	-Twelfth Amendment-

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, as Lender

By:
Name:
Title:

By:
Name:
Title:

Signature – Page 25	-Twelfth Amendment-

IBERIABANK, as Lender

By:	/s/ W. Bryan Chapman
Name: W. Bryan Chapman
Title: Executive Vice President

Signature – Page 26	-Twelfth Amendment-

PNC BANK, NATIONAL ASSOCIATION, as
Lender

By:
Name:
Title:

Signature – Page 27	-Twelfth Amendment-

THE ROYAL BANK OF SCOTLAND, plc, as
Lender

By:
Name:
Title:

Signature – Page 28	-Twelfth Amendment-

ACKNOWLEDGED AND AGREED AS OF
THE DATE FIRST ABOVE WRITTEN:

ENERGY XXI GOM, LLC

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

ENERGY XXI TEXAS ONSHORE, LLC

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

ENERGY XXI ONSHORE, LLC

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

ENERGY XXI PIPELINE, LLC

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

ENERGY XXI LEASEHOLD, LLC

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

Signature – Page 29	-Twelfth Amendment-

ENERGY XXI PIPELINE II, LLC

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

MS ONSHORE, LLC

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

EPL PIPELINE, L.L.C.

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

NIGHTHAWK, L.L.C.

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

EPL OF LOUISIANA, L.L.C.

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

Signature – Page 30	-Twelfth Amendment-

DELAWARE EPL OF TEXAS, LLC

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

ANGLO-SUISSE OFFSHORE PIPELINE
PARTNERS, LLC

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

EPL PIONEER HOUSTON, INC.

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

ENERGY PARTNERS, LTD., LLC

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

Signature – Page 31	-Twelfth Amendment-

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN IN ITS CAPACITY AS GUARANTOR UNDER ITS LIMITED RECOURSE GUARANTY AND GRANTOR UNDER ITS PLEDGE AGREEMENT AND IRREVOCABLE PROXY DELIVERED IN CONNECTION WITH THE FIRST LIEN CREDIT AGREEMENT:

ENERGY XXI USA, INC.

By:	/s/ Antonio de Pinho
Name: Antonio de Pinho
Title: President

Signature – Page 32	-Twelfth Amendment-